UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 22, 2012

FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00091	43-0337683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Brentwood, St. Louis, Missouri		63105
(Address of principal executive offices)		(zip code)

(314) 863-1100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)    On June 22, 2012, the Human Resources Committee (the “Committee”) of the Board of Directors of Furniture Brands International, Inc. (the “Company”) approved a new incentive plan, the Drive For Results Incentive Plan (the “Plan”), to provide a means to encourage key employees to remain employed with the Company and to reward the achievement of individual strategic and financial performance objectives for each individual's business unit or area of responsibility. Participants in the Plan consist of executives and certain other key employees (other than Ralph P. Scozzafava, the Company's Chief Executive Officer), including the following named executive officers: Vance C. Johnston, Raymond J. Johnson and Edward D. Teplitz.

The Plan provides each participant the opportunity to receive a cash award ranging from 33% to 100% of the participant's short-term incentive target under the Company's Short-Term Incentive Plan for the July 1, 2012 to December 29, 2012 performance period (the “2012 Performance Period”) and for the Company's full 2013 fiscal year performance period (the “2013 Performance Period”). The awards will be paid after the end of each performance period subject to the participant remaining employed by the Company on the payment date and the participant's achievement of his or her individual performance objectives up to an amount equal to the target award. The payout may be reduced in whole or in part by the Committee even if the individual performance objectives are achieved.

The following table sets forth the target awards, or maximum payouts, which may be paid under the Plan to the Company's named executive officers for the 2012 Performance Period and the 2013 Performance Period:

Name	2012 Performance Period	2013 Performance Period
Vance C. Johnston	$81,250	$162,500
Raymond J. Johnson	103,750	207,500
Edward D. Teplitz	41,200	82,400

The above description is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.     Description

10.1	2012-2013 Furniture Brands Drive For Results Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 28, 20125

Furniture Brands International, Inc.
(Registrant)

By:	/s/ Meredith M. Graham
Name:	Meredith M. Graham
Title:	Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.     Description

10.1	2012-2013 Furniture Brands Drive For Results Incentive Plan.